Exhibit 3.18

Secretary of State	TRANSACTION NUMBER	: 91364673 (675)
Business Services and Regulation	CHARTER NUMBER	: 9122662
Suite 315, West Tower	DATE INCORPORATED	: 12/23/91
2 Martin Luther King Jr. Dr.	EFFECTIVE DATE	: 12/31/91
Atlanta, Georgia 30334-1530	EXAMINER	: DONNA HYDE
	TELEPHONE NUMBER	: (404) 656-0624

REQUESTED BY:

KING & SPALDING

KATHLEEN MCGREGOR

191 PEACHTREE STREET

ATLANTA, GEORGIA 30303

CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that articles of merger have been duly filed on the effective date set forth above, merging

“ROCK-TENN TEXAS MILL, INC.”, a Georgia corporation

with and into

“ROCK-TENN COMPANY OF TEXAS”, a Georgia corporation

and the fees therefor paid as provided by law, and that attached hereto is a true and correct copy of said articles of merger.

WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE: DECEMBER 30, 1991

FORM A6 (JULY 1989)

/s/ MAX CLELAND
MAX CLELAND
SECRETARY OF STATE
/s/ VERLEY J. SPIVEY
VERLEY J. SPIVEY
DEPUTY SECRETARY OF STATE

SECURITIES 656-2894	CEMETERIES 656-3079	CORPORATIONS 656-2817	CORPORATIONS HOT-LINE 404-656-2222 Outside Metro-Atlanta

Certification#: 7839009-1 Page 1 of 12

CERTIFICATE OF MERGER

OF

ROCK-TENN TEXAS MILL, INC.

WITH AND INTO

ROCK-TENN COMPANY OF TEXAS

Pursuant to the Georgia Business Corporation Code, Rock-Tenn Company of Texas, a Georgia corporation, hereby executes the following Certificate of Merger and certifies that:

FIRST:

The names of the corporations proposing to merge and the names of the States under which the corporations are organized, are as follows:

Name of Corporation	State of Incorporation

Rock-Tenn Texas Mill, Inc.	Georgia
Rock-Tenn Company of Texas	Georgia

The corporations named above are sometimes hereinafter referred to as the “Constituent Corporations.”

SECOND:

The Surviving Corporation shall be Rock-Tenn Company of Texas, its name shall remain “Rock-Tenn Company of Texas” and it shall be governed by the laws of the State of Georgia.

THIRD:

The executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation, 504 Thrasher Street, Norcross, Georgia 30071.

FOURTH:

A copy of the executed Agreement and Plan of Merger will be furnished by Rock-Tenn Company of Texas, on request and without cost, to any shareholder of either of the Constituent Corporations.

FIFTH:

The Merger has been duly approved by the sole shareholder of each of the Constituent Corporations.

Certification#: 7839009-1 Page 2 of 12

SIXTH:

The Merger shall be effective and shall have been consummated by operation of law without further act or deed upon the part of the Constituent Corporations at 11:30 p.m. on December 31, 1991; and the term “Merger Date,” as used herein, shall mean such time and date.

IN WITNESS WHEREOF, the Surviving Corporation has caused the Certificate of Merger to be executed and sealed by its duly authorized officers, this 26th day of December, 1991.

[CORPORATE SEAL]	ROCK-TENN COMPANY OF TEXAS

	By:	/s/ David C. Nicholson
		Name:	David C. Nicholson
		Title:	Vice-President

	By:	/s/ Lever F. Stewart
		Name:	Lever F. Stewart
		Title:	Assistant Secretary
Sworn to and subscribed before me this 26th day of December, 1991.

Notary Public

My Commission Expires: Notary Public, Gwinnett County, Georgia My Commission Expires March 18,1995

[NOTARIAL SEAL]

Certification#: 7839009-1 Page 3 of 12

CERTIFICATE OF PUBLICATION

The undersigned, on behalf of Rock-Tenn Company of Texas (the Corporation”), hereby certifies as follows:

1.	She is counsel to the Corporation.

2.	Pursuant to Section 14-2-1105.1 of the Georgia Business Corporation Code, a Notice of Intent to File Articles of Merger relative to the merger of the Corporation and Rock-Tenn Texas Mill, Inc., a Georgia corporation, and payment therefor, has been filed with the Gwinnett Daily News, said newspaper being the official organ of the county where the registered office of the Corporation is located. The Gwinnett Daily News has been instructed to publish such Notice one day per week for two (2) consecutive weeks.

IN WITNESS WHEREOF, the undersigned has set her hand as of this 30th day of December, 1991.

ROCK-TENN COMPANY OF TEXAS

/s/ Mary E. Moore
Mary E. Moore
Counsel

Certification#: 7839009-1 Page 4 of 12

Secretary of State	TRANSACTION NUMBER	: 91364632 (672)
Business Services and Regulation	CHARTER NUMBER	: 9122662
Suite 315, West Tower	DATE INCORPORATED	: 12/23/91
2 Martin Luther King Jr. Dr.	EFFECTIVE DATE	: 12/31/91
Atlanta, Georgia 30334-1530	EXAMINER	: DONNA HYDE
	TELEPHONE NUMBER	: (404) 656-0624

REQUESTED BY:

KING & SPALDING

KATHLEEN MCGREGOR

191 PEACHTREE STREET

ATLANTA, GEORGIA 30303

CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that articles of merger have been duly filed on the effective date set forth above, merging

“ROCK-TENN TEXAS CONVERTING, INC.”, a Georgia corporation

with and into

“ROCK-TENN COMPANY OF TEXAS”, a Georgia corporation

and the fees therefor paid as provided by law, and that attached hereto is a true and correct copy of said articles of merger.

WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE: DECEMBER 30, 1991

FORM A6 (JULY 1989)

/s/ MAX CLELAND
MAX CLELAND
SECRETARY OF STATE
/s/ VERLEY J. SPIVEY
VERLEY J. SPIVEY
DEPUTY SECRETARY OF STATE

SECURITIES 656-2894	CEMETERIES 656-3079	CORPORATIONS 656-2817	CORPORATIONS HOT-LINE 404-656-2222 Outside Metro-Atlanta

Certification#: 7839009-1 Page 5 of 12

CERTIFICATE OF MERGER

OF

ROCK-TENN TEXAS CONVERTING, INC.

WITH AND INTO

ROCK-TENN COMPANY OF TEXAS

Pursuant to the Georgia Business Corporation Code, Rock-Tenn Company of Texas, a Georgia corporation, hereby executes the following Certificate of Merger and certifies that:

FIRST:

The names of the corporations proposing to merge and the names of the States under which the corporations are organized, are as follows:

Name of Corporation	State of Incorporation

Rock-Tenn Texas Converting, Inc.	Georgia
Rock-Tenn Company of Texas	Georgia

The corporations named above are sometimes hereinafter referred to as the “Constituent Corporations.”

SECOND:

The Surviving Corporation shall be Rock-Tenn Company of Texas, its name shall remain “Rock-Tenn Company of Texas” and it shall be governed by the laws of the State of Georgia.

THIRD:

The executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation, 504 Thrasher Street, Norcross, Georgia 30071.

FOURTH:

A copy of the executed Agreement and Plan of Merger will be furnished by Rock-Tenn Company of Texas, on request and without cost, to any shareholder of either of the Constituent Corporations.

FIFTH:

The Merger has been duly approved by the sole shareholder of each of the Constituent Corporations.

SIXTH:

The Merger shall be effective and shall have been consummated by operation of law without further act or deed upon

Certification#: 7839009-1 Page 6 of 12

the part of the Constituent Corporations at 11:30 p.m. on December 31, 1991; and the term “Merger Date,” as used herein, shall mean such time and date.

IN WITNESS WHEREOF, the Surviving Corporation has caused the Certificate of Merger to be executed and sealed by its duly authorized officers, this 26th day of December, 1991.

[CORPORATE SEAL]	ROCK-TENN COMPANY OF TEXAS

	By:	/s/ David C. Nicholson
		Name:	David C. Nicholson
		Title:	Vice President

	By:	/s/ Lever F. Stewart
		Name:	Lever F. Stewart
		Title:	Assistant Secretary

Sworn to and subscribed before me this 26th day of December, 1991.

Notary Public

My Commission Expires: Notary Public, Gwinnett County, Georgia My Commission Expires March 18, 1995

[NOTARIAL SEAL]

Certification#: 7839009-1 Page 7 of 12

CERTIFICATE OF PUBLICATION

The undersigned, on behalf of Rock-Tenn Company of Texas (the “Corporation”), hereby certifies as follows:

1.	She is counsel to the Corporation.

2.	Pursuant to Section 14-2-1105.1 of the Georgia Business Corporation Code, a Notice of Intent to File Articles of Merger relative to the merger of the Corporation and Rock-Tenn Texas Converting, Inc., a Georgia corporation, and payment therefor, has been filed with the Gwinnett Daily News, said newspaper being the official organ of the county where the registered office of the Corporation is located. The Gwinnett Daily News has been instructed to publish such Notice one day per week for two (2) consecutive weeks.

IN WITNESS WHEREOF, the undersigned has set her hand as of this 30th day of December, 1991.

ROCK-TENN COMPANY OF TEXAS

/s/ Mary E. Moore
Mary E. Moore
Counsel

Certification#: 7839009-1 Page 8 of 12

Please notify the undersigned at 572-4812 if you have any questions with this filing.

Very Truly Yours,

/s/ Kathleen McGregor
Kathleen McGregor
Legal Assistant

Certification#: 7839009-1 Page 9 of 12

Secretary of State Business Services and Regulation Suite 315, West Tower 2 Martin Luther King Jr. Dr. Atlanta, Georgia 30334-1530	CHARTER NUMBER COUNTY DATE INCORPORATED EXAMINER TELEPHONE NUMBER	: 9122662 DP : GWINNETT : DECEMBER 23, 1991 : V. ROBBINS : 404/656-0624

REQUESTED BY:

KING & SPALDING

MARY E. MOORE

191 PEACHTREE STREET

ATLANTA, GA 30303

CERTIFICATE OF INCORPORATION

I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that

“ROCK-TENN COMPANY OF TEXAS”

has been duly incorporated under the laws of the State of Georgia on the date set forth above, by the filing of articles of incorporation in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true copy of said articles of incorporation.

WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE: DECEMBER 23, 1991

/s/ MAX CLELAND
MAX CLELAND
SECRETARY OF STATE
/s/ VERLEY J. SPIVEY
VERLEY J. SPIVEY
DEPUTY SECRETARY OF STATE

SECURITIES 656-2894	CEMETERIES 656-3079	CORPORATIONS 656-2817	CORPORATIONS HOT-LINE 404-656-222 Outside Metro-Atlanta

Certification#: 7839009-1 Page 10 of 12

ARTICLES OF INCORPORATION

OF

ROCK-TENN COMPANY OF TEXAS

1.

The name of the Corporation is Rock-Tenn Company of Texas.

2.

The Corporation is authorized to issue 100 shares of stock, designated as “Common Stock”, with each share having a par value of $1.00. Each share of Common Stock shall have one vote on each matter submitted to a vote off the shareholders of the Corporation. The holders of shares of Common Stock shall be entitled to receive, in proportion to the number of shares of Common Stock held, the net assets of the Corporation upon dissolution.

3.

The initial Board of Directors of the Corporation shall consist of two (2) member(s), whose names and addresses are as follows:

A. Worley Brown 504 Thrasher Street Norcross, Georgia 30071
Bradley Currey, Jr. 504 Thrasher Street Norcross, Georgia 30071
4.

The street address and county of the initial registered office of the Corporation in the State of Georgia is 504 Thrasher Street, Gwinnett County, Norcross, Georgia 30071. The initial registered agent of the Corporation at such address is Lever F. Stewart, III.

5.
The name and address of the Incorporator are Mary E. Moore, c/o King & Spalding, 191 Peachtree Street, N.E. Atlanta, Georgia 30303.

6.

The mailing address of the initial principal office of the Corporation is 504 Thrasher Street, Norcross, Georgia, 30071.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation.

/s/ Mary E. Moore
Mary E. Moore
Incorporator

Certification#: 7839009-1 Page 11 of 12

MAX CLELAND

Secretary of State

State of Georgia

BUSINESS SERVICES AND REGULATION

Suite 315, West Tower

2 Martin Luther King Jr., Drive Atlanta, Georgia 30334

(404) 656-2817

A199

Eff. 7/1/89

J.F. GULLION

Director

ARTICLES OF INCORPORATION DATA ENTRY FORM

FOR GEORGIA CORPORATIONS

I. Filing Date: 12/23/91

Code: DP

Docket Number: 91357669, 670

Assigned Exam:

Amount: $ 68,100

By:

Charter Number: 9122662

Completed:

DO NOT WRITE ABOVE THIS LINE – SOS USE ONLY

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE THE REMAINDER OF THIS FORM.

II. Corporate Name:

Rock-Tenn Company of Texas

Mailing Address:

504 Thrasher Street

City: Norcross

County: Gwinnett

State: Georgia

Zip Code: 30071

III. Fees Submitted By:

King & Spalding

Amount Enclosed: $ 160.00

Check Number:

033351

IV. Incorporator: Mary E. Moore c/o King & Spalding

Address: 191 Peachtree Street, N.E.

City: Atlanta

State: Georgia

Zip Code: 30303

Incorporator:

Address:

City:

State:

Zip Code:

V. Registered Agent/Office: Lever F. Stewart, III

Address: 504 Thrasher Street

City: Norcross

County: Gwinnett

State: Georgia

Zip Code: 30071

VI. ARTICLES OF INCORPORATION FILING CHECK-OFF LIST

Applicant

Examiner

1. Original and one conformed copy of Articles of Incorporation

2. Corporate name verification number

3. Authorized shares stated

4. Incorporator’s signature

5. Post effective date, if applicable

6. Number of pages attached:

VII. Applicant/Attorney: Mary E. Moore

Telephone: 572-3572

Address: King & Spalding, 191 Peachtree Street, N.E.

City: Atlanta

State: Georgia

Zip Code: 30303

NOTICE: Attach original and one copy of the Articles of Incorporation and the Secretary of State filing fee ($60.00). Mail or deliver to the above address. This form does not replace the Articles of Incorporation.

I understand that the information on this form will be used in the Secretary of State Corporate database. I certify that a notice of intent to Incorporate and a publishing fee of $40.00 has been mailed or delivered to an authorized newspaper, as required by law.

Signed: Mary E. Moore

Date: 12/23/91

Certification#: 7839009-1 Page 12 of 12

Certification#: 7839009-1 Page 12 of 12